UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 11, 2025

ZURN ELKAY WATER SOLUTIONS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-35475	20-5197013
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

511 W. Freshwater Way Milwaukee, WI	53204
(Address of Principal Executive Offices)	(Zip Code)

(855) 480-5050

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock $.01 par value	ZWS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement

On February 11, 2025, Zurn Elkay Water Solutions Corporation (the “Company”) entered into an Underwriting Agreement (the “Underwriting Agreement”) by and among the Company, Ice Mountain LLC (the “Selling Stockholder”), and Evercore Group L.L.C. as representative of the several underwriters listed in Schedule A thereto (collectively, the “Underwriters”), for the sale of 7,750,000 shares of common stock, par value $0.01 per share, of the Company (the “Common Stock”), by the Selling Stockholder. The offering was made under the Company’s registration statement on Form S-3ASR (File No. 333-284835) filed with the Securities and Exchange Commission (the “Registration Statement”). The Selling Stockholder granted the Underwriters a 30-day option to purchase up to an additional 1,162,500 shares of Common Stock, which option was exercised on February 12, 2025. The Company repurchased from the Underwriters 1,636,905 of such shares of Common Stock at a price per share equal to the price per share paid by the Underwriters to the Selling Stockholder in the offering. The offering closed on February 13, 2025. Pursuant to the terms of the Underwriting Agreement, the Company and the Selling Stockholder have agreed to indemnify the Underwriters against certain liabilities, including liabilities under the Securities Act of 1933, as amended, or to contribute to payments the Underwriters may be required to make because of any of those liabilities.

The Company did not sell any shares in the Offering and did not receive any proceeds from the sale of the shares of Common Stock by the Selling Stockholder in the Offering.

The summary set forth above is not intended to be complete and is qualified in its entirety by reference to the full text of the Underwriting Agreement attached hereto as Exhibit 1.1 and incorporated by reference herein.

Item 8.01.	Other Events.

Copies of the Company’s press releases related to the announcements set forth under Item 1.01 are attached as Exhibits 99.1 and 99.2 to this Current Report on Form 8-K and incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

1.1	Underwriting Agreement, dated as of February 11, 2025, by and among the Company, Ice Mountain LLC, and Evercore Group L.L.C. as representative of the several underwriters.

5.1	Opinion of Quarles & Brady LLP

23.1	Consent of Quarles & Brady LLP (included as Exhibit 5.1)

99.1	Press Release dated February 11, 2025

99.2	Press Release dated February 11, 2025

104	Cover Page Inline XBRL data embedded within the Inline XBRL document

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Zurn Elkay Water Solutions Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized this 13th day of February, 2025.

ZURN ELKAY WATER SOLUTIONS CORPORATION

BY:	/s/ David J. Pauli
David J. Pauli
Chief Financial Officer